SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                   FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)   July 14, 1998
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                            PS Partners, Ltd.
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            (Exact name of registrant as specified in its charter)

         California                   0-11186             95-3729108
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    (State or other juris-          (Commission         (IRS Employer
    diction of incorporation)       File Number)      Identification No.)

      701 Western Avenue, Glendale, California             91203-1241
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          (Address of principal executive office)          (Zip Code)

      Registrant's telephone number, including area code  (818) 244-8080
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                                   N/A
                                  -----
        (Former name or former address, if changed since last report)

Item 5.  Other Events
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         PS Partners, Ltd. (the "Partnership") has entered into an Agreement and Plan of Reorganization by and among Public Storage, Inc. ("PSI"), PS Partners Merger Co., Inc. and the Partnership, dated as of July 14, 1998 (the "Agreement and Plan of Reorganization"). Under the Agreement and Plan of Reorganization, each of the Partnership units held by the public limited partners will be converted into the right to receive a value of $713 in PSI common stock or, at the limited partner's election, in cash. The Agreement and Plan of Reorganization is filed as Exhibit 2 hereto and is incorporated herein by this reference.

Item 7.  Financial Statements and Exhibits
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         (c)  Exhibits.

              (2) Agreement and Plan of Reorganization by and among Public Storage, Inc., PS Partners Merger Co., Inc. and PS Partners, Ltd. dated as of July 14, 1998.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PS PARTNERS, LTD.

                                      By: PUBLIC STORAGE, INC.,
                                          General Partner


                                          By: /S/ DAVID GOLDBERG
                                              -------------------
                                              David Goldberg
                                              Senior Vice President

Date:  July 16, 1998